Exhibit 99.1

Conference Call Thursday February 28, 2017 at 4:30 p.m. ET, Dial-In (877) 201-0168 (ID#57838274)

XO Group Reports Fourth Quarter and Full Year 2016 Financial Results;

- Revenue increased 8% in the fourth quarter and 7% for the full year, year-over-year

- Fourth quarter GAAP net income per diluted share was $0.13

NEW YORK, 2/28/2017- XO Group Inc. (the “Company”) (NYSE: XOXO, xogroupinc.com), today reported financial results for the three months and full year ended December 31, 2016.

Total revenue for the fourth quarter of 2016 was $41.0 million, up 8% compared to the same period in the prior year. Net income for the quarter was $3.4 million or $0.13 per diluted share compared to a loss per share of $0.09 in the prior year quarter. The Company’s balance sheet at December 31, 2016 reflects cash and cash equivalents of $105.7 million compared to $88.5 million at December 31, 2015.

"During the year, we made significant improvements to our consumer-facing products and our local wedding vendor marketplace that improved engagement and drove more value to our couples and our wedding pros. In 2017, we look forward to continuing to capitalize on our market leading position in weddings by more deeply engaging the couples we serve, intensifying our local sales efforts, and expanding guest and registry services," said Mike Steib, Chief Executive Officer.

Long-Term Financial Targets

The Company's long-term financial targets are double digit revenue growth rates and gross margins of approximately 90-95%, yielding adjusted EBITDA margins of 20%.

XO GROUP INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(Amounts in Thousands, Except for Per Share Data)

(Unaudited)

	Three months ended December 31,		Twelve months ended December 31,
	2016	2015	2016	2015
Net revenue:
National online advertising	$11,789	$10,545	$38,945	$35,764
Local online advertising	18,368	17,481	70,239	65,941
Online advertising	$30,157	$28,026	$109,184	$101,705
Transactions	5,079	3,434	22,819	14,700
Merchandise	—	—	—	878
Publishing and other	5,772	6,686	20,113	24,361
Total net revenue	41,008	38,146	152,116	141,644
Cost of revenue:
Online advertising	1,119	647	3,665	2,235
Merchandise	—	—	—	881
Publishing and other	1,920	2,189	6,089	7,271
Total cost of revenue	3,039	2,836	9,754	10,387
Gross profit	37,969	35,310	142,362	131,257
Operating expenses:
Product and content development	11,726	11,051	44,668	40,351
Sales and marketing	13,953	11,737	49,772	43,420
General and administrative	5,642	6,345	23,666	24,440
Asset impairment charges	5	245	18	266
Depreciation and amortization	1,557	1,517	6,372	5,544
Total operating expenses	32,883	30,895	124,496	114,021
Income from operations	5,086	4,415	17,866	17,236
Gain (loss) in equity interests	(118)	729	(328)	520
Interest and other income (expense), net	117	(3,972)	146	(4,023)
Income before income taxes	5,085	1,172	17,684	13,733
Income tax expense	1,663	3,330	5,564	8,269
Net income	$3,422	$(2,158)	$12,120	$5,464

Net income per share:
Basic	$0.14	$(0.09)	$0.48	$0.22
Diluted	$0.13	$(0.09)	$0.47	$0.21
Weighted average number of shares used in calculating net earnings per share:
Basic	25,316	25,174	25,314	25,164
Diluted	25,698	25,174	25,640	25,530

XO GROUP INC.

CONSOLIDATED BALANCE SHEETS

(Amounts in Thousands, Except for Per Share Data)

(Unaudited)

	December 31,
	2016	2015
ASSETS
Current assets:
Cash and cash equivalents	$105,703	$88,509
Accounts receivable, net of allowance of $1,386 and $2,668 at December 31, 2016 and December 31, 2015, respectively	20,182	20,475
Prepaid expenses and other current assets	5,247	5,341
Total current assets	131,132	114,325
Long-term restricted cash	1,181	2,598
Property and equipment, net	12,130	13,251
Intangible assets, net	4,154	4,817
Goodwill	48,678	47,396
Deferred tax assets, net	9,918	11,578
Investments	2,685	2,719
Other assets	308	57
Total assets	$210,186	$196,741
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accrued compensation and employee benefits	$6,164	$6,036
Accounts payable and accrued expenses	7,515	6,127
Deferred revenue	16,752	18,640
Total current liabilities	30,431	30,803
Deferred rent	3,720	4,486
Other liabilities	1,485	1,985
Total liabilities	35,636	37,274
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.001 par value; 5,000,000 shares authorized and 0 shares issued and outstanding as of December 31, 2016 and 2015, respectively	—	—
Common stock, $0.01 par value; 100,000,000 shares authorized and 26,304,925 and 26,235,824 shares issued and outstanding at December 31, 2016 and 2015, respectively	264	264
Additional paid-in-capital	178,959	173,564
Accumulated deficit	(4,673)	(14,361)
Total stockholders’ equity	174,550	159,467
Total liabilities and stockholders’ equity	$210,186	$196,741

XO GROUP INC.

NON-GAAP TABLE

For the Years Ended December 31, 2016 and 2015

(Amounts in Thousands, Except for Per Share Data)

(Unaudited)

	Years Ended December 31,
	2016				2015
	GAAP Actual	Adjustments		Non GAAP Results	GAAP Actual	Adjustments		Non GAAP Results
Adjusted Net Income and EPS Reconciliation
Revenue	152,116	—		152,116	141,644	—		141,644
Cost of Revenues	9,754	—		9,754	10,387	—		10,387
Operating Expenses		—
Product & Content Development	44,668	—		44,668	40,351	(11)	a	40,340
Sales & Marketing	49,772	—		49,772	43,420	(265)	a	43,155
General & Administrative	23,666	—		23,666	24,440	(158)	a	24,282
Depreciation & Amortization	6,372	—		6,372	5,544	—		5,544
Impairments	18	—		18	266	(266)	b	—
Total Operating Expenses	124,496	—		124,496	114,021	(700)		113,321

Operating Income	17,866	—		17,866	17,236	700		17,936

Interest & Other Income/(Loss), Net	146	—		146	(4,023)	4,000	c	(23)
Gain/(Loss) in Equity Interest	(328)	—		(328)	520	(765)	d	(245)
Provision for Taxes on Income	5,564	1,423	f	6,987	8,269	(1,202)	e	7,067
Net Profit/(Loss)	12,120	(1,423)		10,697	5,464	5,137		10,601
Amounts per Share - Diluted	0.47	(0.05)		0.42	0.21	0.21		0.42
Weighted Average Number of Shares Outstanding - Diluted	25,640			25,640	25,530			25,530

Adjusted EBITDA Reconciliation

Operating Income	17,866	—		17,866	17,236	700		17,936
Depreciation & Amortization (g)	6,372	—		6,372	5,544	—		5,544
Stock Based Compensation (h)	8,359	—		8,359	5,992	—		5,992
Adjusted EBITDA	32,597	—		32,597	28,772	700		29,472

a.	To eliminate costs associated with the exit of our merchandising operations, including (i) severance of approximately $0.2 million recorded in general and administrative and (ii) rent acceleration and other closure costs of $0.2 million recorded in sales and marketing.
b.	To eliminate impairment charges included in Asset Impairment Charges.
c.	To eliminate Touch Media impairment expense, included in Interest and other income (expense), net.
d.	To eliminate a gain on our existing equity method investment in GigMasters, included in Gain (Loss) in Equity Interests.
e.	To adjust income tax expense to our effective tax rate, excluding discrete items, of 40.0% for the year ended December 31, 2015,
f.	To eliminate discrete items, including a one-time tax benefit associated with the resolution of an uncertain tax position for a former subsidiary in the 2016 period, as well as a one-time benefit associated with a foreign tax incentive deduction in the 2016 period.
g.	To eliminate depreciation and amortization expense.
h.	To eliminate stock-based compensation expense.

XO GROUP INC.

NON-GAAP TABLE

For the Quarters Ended December 31, 2016 and 2015

(Amounts in Thousands, Except for Per Share Data)

(Unaudited)

	Quarters Ended December 31,
	2016				2015
	GAAP Actual	Adjustments		Non GAAP Results	GAAP Actual	Adjustments		Non GAAP Results
Adjusted Net Income and EPS Reconciliation
Revenue	41,008	—		41,008	38,146			38,146
Cost of Revenues	3,039	—		3,039	2,836			2,836
Operating Expenses		—
Product & Content Development	11,726	—		11,726	11,051			11,051
Sales & Marketing	13,953	—		13,953	11,737			11,737
General & Administrative	5,642	—		5,642	6,345			6,345
Depreciation & Amortization	1,557	—		1,557	1,517			1,517
Impairments	5	—		5	245	(245)	a	—
Total Operating Expenses	32,883	—		32,883	30,895	(245)		30,650

Operating Income	5,086	—		5,086	4,415	245		4,660

Interest & Other Income/(Loss), Net	117	—		117	(3,972)	4,000	b	28
Gain/(Loss) in Equity Interest	(118)	—		(118)	729	(765)	c	(36)
Provision for Taxes on Income	1,663	295	e	1,958	3,330	(1,469)	d	1,861
Net Profit/(Loss)	3,422	(295)		3,127	(2,158)	4,949		2,791
Amounts per Share - Diluted	0.13	(0.01)		0.12	(0.09)	0.20		0.11
Weighted Average Number of Shares Outstanding - Diluted	25,698			25,698	25,174			25,174

Adjusted EBITDA Reconciliation

Operating Income	5,086	—		5,086	4,415	245		4,660
Depreciation & Amortization (f)	1,557	—		1,557	1,517	—		1,517
Stock Based Compensation (g)	2,558	—		2,558	1,740	—		1,740
Adjusted EBITDA	9,201	—		9,201	7,672	245		7,917

a)	To eliminate impairment charges included in Asset Impairment Charges.
b)	To eliminate Touch Media impairment expense, included in Interest and other income (expense), net.
c)	To eliminate a gain on a pre-existing equity method investment in GigMasters, included in Gain(Loss) in Equity Interests.
d)	To adjust income tax expense to our 2015 effective tax rate, excluding discrete items, of 40.0%
e)	To eliminate a one time benefit associated with the resolution of an uncertain tax position.
f)	To eliminate depreciation and amortization expense.
g)	To eliminate stock-based compensation expense.

XO GROUP INC.

SUPPLEMENTAL DATA TABLES (UNAUDITED)

(Amounts in Thousands, Except for Per Share Data)

(Unaudited)

	Three months ended December 31,		Twelve months ended December 31,
	2016	2015	2016	2015
Net cash provided by operating activities	$7,302	$8,989	$27,390	$20,548
Less: capital expenditures	(1,250)	(772)	(4,297)	(3,549)
Free cash flow	$6,052	$8,217	$23,093	$16,999

TheKnot.com Local Online Advertising Metrics	Q4 2016	Q4 2015
Vendor Count(a)	23,662	24,340
Retention Rate(a);(b)	68.0%	73.8%
Avg. Revenue/Vendor(a)	$2,804	$2,628

(a)	Calculated on a trailing twelve-month basis.
(b)	Previously disclosed as churn rate. Retention rate calculated as one less churn rate.

Stock Based Compensation

The Company included total stock-based compensation expense related to all its stock awards in various operating expense categories for the three and twelve months ended December 31, 2016 and 2015, as follows:

	Three months ended December 31,		Twelve months ended December 31,
	2016	2015	2016	2015
	(In Thousands)
Product and content development	$654	$546	$2,324	$1,817
Sales and marketing	831	372	2,057	1,384
General and administrative	1,073	822	3,978	2,791
Total stock-based compensation	$2,558	$1,740	$8,359	$5,992

Conference Call and Replay Information

XO Group Inc. will host a conference call with investors at 4:30 p.m. ET on Tuesday, February 28, 2017, to discuss its fourth quarter and full year 2016 financial results. Participants should dial (877) 201-0168 and use Conference ID# 57838274 at least 10 minutes before the call is scheduled to begin. Participants can also access the live broadcast over the internet on the Investor Relations section of the Company's website, accessible at http://ir.xogroupinc.com. To access the webcast, participants should visit XO Group's website at least 15 minutes prior to the conference call in order to download or install any necessary audio software.

A replay of the webcast will also be archived on the Company's website approximately two hours after the conference call ends.

About XO Group Inc.

XO Group Inc.’s (NYSE: XOXO; xogroupinc.com) mission is to help people navigate and truly enjoy life’s biggest moments together. Our multi-platform brands guide couples through transformative life stages - from getting married with The Knot, to moving in together with The Nest, to having a baby with The Bump, and helping bring important celebrations to life with entertainment vendors from GigMasters. The Company is publicly listed on the New York Stock Exchange (NYSE: XOXO) and is headquartered in New York City.

Forward Looking Statements

This release may contain projections or other forward-looking statements regarding future events or our future financial performance or estimates regarding third parties. These statements are only estimates or predictions and reflect our current beliefs and expectations. Actual events or results may differ materially from those contained in the estimates, projections or forward-looking statements. It is routine for internal projections and expectations to change as the quarter progresses, and therefore it should be clearly understood that the internal projections and beliefs upon which we base our expectations may change prior to the end of the quarter. Although these expectations may change, we will not necessarily inform you if they do. Our policy is to provide expectations not more than once per quarter, and not to update that information until the next quarter. Some of the factors that could cause actual results to differ materially from the forward-looking statements contained herein include, without limitation, (i) our operating results may fluctuate, are difficult to predict and could fall below expectations, (ii) our transactions business is dependent on third party participants, whose lack of performance could adversely affect our results of operations, (iii) our ongoing investment in new businesses and new products, services, and technologies is inherently risky, and could disrupt our ongoing business and/or fail to generate the results we are expecting, (iv) we may be unable to develop solutions that generate revenue from advertising and other services delivered to mobile phones and wireless devices, (v) our businesses could be negatively affected by changes in Internet search engine algorithms, (vi) intense competition in our markets may adversely affect revenue and results of operations, (vii) we may be subject to legal liability associated with providing online services or content, (viii) fraudulent or unlawful activities on our marketplace could harm our business and consumer confidence in our marketplace, (ix) we are subject to payments-related risks, (x) we cannot assure you that our publications will be profitable, and (xi) other factors detailed in documents we file from time to time with the Securities and Exchange Commission. Forward-looking statements in this release are made pursuant to the safe harbor provisions contained in the Private Securities Litigation Reform Act of 1995.

Non-GAAP Financial Measures

This press release includes information about certain financial measures that are not prepared in accordance with U.S. generally accepted accounting principles (“GAAP” or “U.S. GAAP”), including adjusted EBITDA, adjusted net income, adjusted net income per diluted share and free cash flow. These non-GAAP measures have important limitations as analytical tools and should not be considered in isolation or as substitutes for an analysis of our results as reported under U.S. GAAP. Our use of these terms may vary from the use of similarly-titled measures by others in our industry due to the potential inconsistencies in the method of calculation and differences due to items subject to interpretation.

Management defines its non-GAAP financial measures as follows:

•	Adjusted EBITDA represents GAAP net income (loss) adjusted to exclude, if applicable: (1) income tax expense (benefit), (2) depreciation and amortization, (3) stock-based compensation expense, (4) asset impairment charges, (5) loss in equity interests, (6) interest and other income (expense), net and (7) other items affecting comparability during the period.

•	Adjusted net income represents GAAP net income (loss), adjusted for items that impact comparability for incremental or unusual costs incurred in the current period, which may include: (1) asset impairment charges, (2) executive separation and other severance charges, (3) non-recurring foreign taxes, interest and penalties, (4) costs related to exit activities, and (5) discrete tax items.

•	Adjusted net income per diluted share represents adjusted net income (as defined above), divided by the diluted weighted-average number of shares outstanding for the period.

•	Free cash flow represents GAAP net cash provided by operations, less capital expenditures.

Management believes that these non-GAAP financial measures, when viewed with our results under U.S. GAAP and the accompanying reconciliations, provide useful information about our period-over-period growth and provide additional information that is useful for evaluating our operating performance. However, adjusted EBITDA, adjusted net income (loss), adjusted net income (loss) per diluted share and free cash flow are not measures of financial performance under U.S. GAAP and, accordingly, should not be considered substitutes for or superior to net income (loss) and net income (loss) per diluted share and net cash provided by operating activities as indicators of operating performance.

A reconciliation of GAAP to Non-GAAP financial measures is included in this press release.

Contact:

Ivan Marmolejos

Director, Investor Relations

(212) 219-8555 x1004

IR@xogrp.com